UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 15, 2025
_____________________
California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center
Suite 1500
Long Beach
California	90831
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On December 15, 2025, California Resources Corporation, a Delaware corporation (“CRC”) entered into an amendment (the “Eighth Amendment”) to the Amended and Restated Credit Agreement, dated as of April 26, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with Citibank, N.A., as administrative agent and collateral agent, and the banks, financial institutions and other lending institutions from time to time parties thereto. The Eighth Amendment became effective upon the closing of the previously announced all-stock combination (the “Merger”) contemplated by that certain Agreement and Plan of Merger, dated September 14, 2025 (the “Merger Agreement”), by and among CRC, Berry Corporation (bry), a Delaware corporation (“Berry”) and Dornoch Merger Sub, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of CRC (“Merger Sub”). The purpose of the Eighth Amendment was to, among other things, facilitate certain matters with respect to the closing of the Merger. Concurrently with the effectiveness of the Eighth Amendment and the closing of the Merger, CRC added an additional lender under the Credit Agreement and increased the aggregate elected commitment amount of the lenders thereunder from $1.45 billion to $1.46 billion. The above description of the Eighth Amendment is not complete and is qualified in its entirety by reference to the full text of the Eighth Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
On December 18, 2025, CRC completed the Merger. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into Berry, with Berry surviving the Merger as a direct, wholly-owned subsidiary of CRC.
Merger Consideration
Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of common stock, par value $0.001 per share, of Berry (“Berry Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares of Berry Common Stock owned by CRC, Berry, Merger Sub or any other direct or indirect wholly-owned subsidiary of CRC or Berry, in each case, not held on behalf of third parties, was automatically converted into, and became exchangeable for 0.0718 (the “Exchange Ratio”) shares of common stock, par value $0.01 per share, of CRC (“CRC Common Stock”), with cash (without interest) paid in lieu of fractional shares (the “Merger Consideration”).
Treatment of Berry’s Equity Awards
At the Effective Time, any vesting conditions applicable to each outstanding Berry restricted stock unit that is not subject to performance-based vesting conditions (a “Berry RSU”) under the Stock Plans (as defined in the Merger Agreement) that would have accelerated at the Effective Time in accordance with its terms as in effect as of the date of the Merger Agreement (each such Berry RSU, a “Single Trigger Berry RSU”) is deemed to have automatically accelerated in full, and each Single Trigger Berry RSU was automatically cancelled and the holder thereof received (without interest) an amount in cash equal to (1)(x) the number of shares of Berry Common Stock subject to such Single Trigger Berry RSU immediately prior to the Effective Time multiplied by (y) the Equity Award Cash-Out Price (as defined in the Merger Agreement), plus (2) all unpaid dividend equivalents, if any, as of the Effective Time with respect to such Single Trigger Berry RSU, less (3) applicable taxes required to be withheld with respect to such payment.
At the Effective Time, each Berry RSU under the Stock Plans that is not a Single Trigger Berry RSU, whether vested or unvested, automatically ceased to represent a restricted stock unit denominated in shares of Berry Common Stock and was converted into a restricted stock unit denominated in shares of CRC Common Stock (a “CRC RSU”). The number of shares of CRC Common Stock subject to each such CRC RSU is equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Berry Common Stock subject to such Berry RSU immediately prior to the Effective Time multiplied by (y) the Exchange Ratio. In addition, all unpaid dividend equivalents, if any, as of the Effective Time with respect to each such Berry RSU were assumed and became an obligation in connection with the applicable CRC RSU.

At the Effective Time, any vesting conditions applicable to each outstanding performance-based restricted stock unit (a “Berry PSU”) under the Stock Plans that would have accelerated at the Effective Time in accordance with its terms as in effect as of the date of the Merger Agreement (each such Berry PSU, a “Single Trigger Berry PSU”), whether vested or unvested, is deemed to have automatically accelerated, and each Single Trigger Berry PSU was automatically cancelled and the holder thereof received (without interest) an amount in cash equal to (1)(x) the number of shares of Berry Common Stock subject to such Single Trigger Berry PSU immediately prior to the Effective Time based on target performance or, solely to the extent required by the terms of the applicable award agreement, the greater of target performance and actual performance as of immediately prior to the Effective Time as reasonably determined by the Company Compensation Committee (as defined in the Merger Agreement) after good faith consultation with CRC multiplied by (y) the Equity Award Cash-Out Price, plus (2) all unpaid dividend equivalents, if any, as of the Effective Time with respect to such Single Trigger Berry PSU (in respect of a number of shares of Berry Common Stock based on target performance or, solely to the extent required by the terms of the applicable award agreement, the greater of target performance and actual performance through the Effective Time as reasonably determined by the Company Compensation Committee), less (3) applicable taxes required to be withheld with respect to such payment.
At the Effective Time, each Berry PSU under the Stock Plans that is not a Single Trigger Berry PSU (each, a “Non-Single Trigger Berry PSU”), whether vested or unvested, automatically ceased to represent a performance stock unit denominated in shares of Berry Common Stock and was converted into a CRC RSU. The number of shares of CRC Common Stock subject to each such CRC RSU is equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Berry Common Stock subject to such Non-Single Trigger Berry PSU immediately prior to the Effective Time, based on the greater of target performance and actual performance through the Effective Time as reasonably determined by the Company Compensation Committee in consultation with CRC, multiplied by (y) the Exchange Ratio. In addition, all unpaid dividend equivalents, if any, as of the Effective Time with respect to such Non-Single Trigger Berry PSU (based on performance determined in accordance with the preceding sentence) were assumed and became an obligation in connection with the applicable CRC RSU.
The foregoing description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to our Current Report on Form 8-K, filed on September 17, 2025, and is incorporated herein by reference.
The issuance of shares of CRC Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-290871) (the “Registration Statement”) filed by CRC with the Securities and Exchange Commission (the “SEC”) on October 14, 2025, which became effective on November 3, 2025.
Item 8.01.    Other Events.
On December 18, 2025, CRC issued a press release announcing the completion of the Merger. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Current Report on Form 8-K under Item 8.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits
(a)    Financial statements of business or funds acquired.
The audited consolidated financial statements of Berry as of December 31, 2024 and for the year ended December 31, 2024 and the related notes are incorporated by reference to Part II, Item 8 of Berry’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 13, 2025. Certain estimates of Berry’s oil and natural gas reserves and related information incorporated by reference in the audited consolidated financial statements of Berry as of December 31, 2024 and for the year ended December 31, 2024 on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 13, 2025, were derived from reports prepared by the independent engineering firm, DeGolyer and MacNaughton, and are also incorporated by reference herein. The unaudited condensed financial statements of Berry as of September 30, 2024 and for the nine months ended September 30, 2024 and the related notes are incorporated by reference to Part I, Item 1 of Berry’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, filed with the SEC on November 5, 2025.
(b)    Pro forma financial information.
The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
(d)    Exhibits

Exhibit No.	Description
2.1**
Agreement and Plan of Merger, dated September 14, 2025, by and among California Resources Corporation, Berry Corporation (bry) and Dornoch Merger Sub, LLC* (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on September 17, 2025).

10.1	Eighth Amendment to Amended and Restated Credit Agreement, entered into as of December 15, 2025.***
23.1	Consent of KPMG LLP (independent registered public accounting firm for Berry Corporation (bry)).
23.2	Consent of DeGolyer and MacNaughton (independent petroleum engineers for Berry Corporation (bry)).
99.1	Press Release, dated December 18, 2025, issued by California Resources Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*    This filing excludes certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.
**    Incorporated by reference
***    Certain portions of this exhibit (indicated by “[*****]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, Chief Strategy Officer and General Counsel

DATED: December 18, 2025

Cautionary Statement Regarding Forward-Looking Statements
Information set forth in this communication, including financial estimates and statements as to the effects of the combination of CRC and Berry pursuant to the Merger Agreement described in our Current Report on Form 8-K, dated September 17, 2025, constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other securities laws. All statements other than historical facts are forward-looking statements, and include statements regarding the benefits of the transaction, future financial position and operating results of CRC, business strategy, projected revenues, earnings, costs, capital expenditures and plans, objectives and intentions of management for the future. Words such as “expect,” “could,” “may,” “anticipate,” “intend,” “plan,” “ability,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “guidance,” “outlook,” “opportunity” or “strategy” or similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements are based upon the current beliefs and expectations of the management of CRC and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, projected in, or implied by, such statements.
Although CRC believes the expectations and forecasts reflected in its forward-looking statements are reasonable, they are inherently subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond CRC’s control. No assurance can be given that such forward-looking statements will be correct or achieved or that the assumptions are accurate or will not change over time. Particular uncertainties that could cause CRC’s actual results to be materially different from those described in the forward-looking statements include: (i) transaction costs, (ii) unknown liabilities, (iii) the risk that any announcements relating to the transaction could have adverse effects on the market price of CRC’s common stock, (iv) the ability to successfully integrate the businesses, (v) the ability to achieve projected operational and capital synergies or it may take longer than expected to achieve those synergies, (vi) risks related to financial community and rating agency perceptions of CRC or its business, operations, financial condition and the industry in which it operates, (vii) risks related to the potential impact of general economic, political and market factors on CRC, (viii) risks related to disruption of management time from ongoing business operations due to the transaction, (ix) effects of the announcement or completion of the transaction on the ability of CRC to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, and (x) those expressed in CRC’s other forward-looking statements including those factors discussed in Part I, Item 1A – Risk Factors in CRC’s Annual Report on Form 10-K and its other filings with the SEC available at www.crc.com. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement filed by CRC with the SEC, which became effective on November 3, 2025, and other documents filed by CRC from time to time with the SEC.
CRC cautions you not to place undue reliance on forward-looking statements contained in this communication, which speak only as of the date hereof, and CRC is under no obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise. This communication may also contain information from third-party sources. This data may involve a number of assumptions and limitations, and CRC has not independently verified them and do not warrant the accuracy or completeness of such third-party information.